Exhibit 21.1

List of Subsidiaries

1.	Essex Portfolio, L.P., a California limited partnership
2.	Essex Management Corporation, a California corporation
3.	Essex-Palisades Facilitator, a California limited partnership
4.	Essex Sunpointe Limited, a California limited partnership
5.	Essex Washington Interest Partners, a California general partnership
6.	Essex San Ramon Partners L.P., a California limited partnership
7.	Essex Fidelity I Corporation, a California corporation
8.	Essex Camarillo Corporation, a California corporation
9.	Essex Camarillo L.P., a California limited partnership
10.	Essex Meadowood Corporation, a California corporation
11.	Essex Meadowood, L.P., a California limited partnership
12.	Essex Bunker Hill Corporation, a California corporation
13.	Essex Bunker Hill, L.P., a California limited partnership
14.	Essex Treetops Corporation, a California corporation
15.	Essex Treetops, L.P., a California limited partnership
16.	Essex Bluffs, L.P., a California limited partnership
17	Essex Huntington Breakers, L.P., a California limited partnership
18.	Essex Stonehedge Village, L.P., a California limited partnership
19.	Essex Bridle Trails, L.P., a California limited partnership
20.	Essex Spring Lake, L.P., a California limited partnership
21.	Essex Maple Leaf, L.P., a California limited partnership
22.	Fountain Court Apartment Associates, L.P., a Washington limited partnership
23.	Essex Fountain Court, LLC, a Washington limited liability company
24.	Essex Inglenook Court, LLC, a Delaware limited liability company
25.	Essex Wandering Creek, LLC, a Delaware limited liability company
26.	Essex Columbus, LLC, a Delaware limited liability company
27.	Essex Lorraine, LLC, a Delaware limited liability company
28.	Essex Glenbrook, LLC, a Delaware limited liability company
29.	Essex Euclid, LLC, a Delaware limited liability company
30.	Essex Lorraine, Inc., a California corporation
31.	Essex Columbus, Inc., a California corporation
32.	Richmond Essex L.P., a California limited partnership
33.	Essex Los Angeles L.P., a California limited partnership
34.	Essex VFGP L.P., a California limited partnership
35.	Essex VFGP Corporation, a Delaware corporation
36.	Essex Anaheim, LLC, a Delaware limited liability company
37.	Jackson School Village, L.P. a California limited partnership
38.	Mount Sutro Terrace Associates, L.P., a California limited partnership
39.	Essex Carlyle, L.P., a California limited partnership
40.	Essex Kelvin Apartments, L.P., a California limited partnership
41.	Essex Apartment Value Fund L.P., a Delaware limited partnership
42.	Essex Internet Realty Partners, G.P., a California general partnership
43.	ESG Property I LLC, a Delaware limited liability company
44.	Lineberry Sammamish, LLC, a Washington limited liability company
45.	Essex Carlyle, LLC, a Delaware limited liability company
46.	Essex Wimbledon Woods Apartments, LLC, a Delaware limited liability company
47.	Essex Cochran, L.P., a California limited partnership
48.	Essex Cochran, LLC, a Delaware limited liability company
49.	Essex Kings Road, L.P., a California limited partnership
50.	Essex Kings Road, LLC, a Delaware limited liability company

51.	Essex Le Parc, L.P., a California limited partnership
52.	Essex Le Parc, LLC, a Delaware limited liability company
53.	Essex Monterey Villas, L.P., a California limited partnership
54.	Essex Monterey Villas, LLC, a Delaware limited liability company
55.	Jaysac, Ltd., a Texas limited partnership
56.	JMS Acquisition, LLC, a Delaware limited liability company
57.	Jaysac GP Corporation, a Delaware corporation
58.	Western Blossom Hill Investors, a California limited partnership
59.	Western Los Gatos I Investors, a California limited partnership
60.	Western Highridge Investors, a California limited partnership
61.	Western San Jose III Investors, a California limited partnership
62.	Western Riviera Investors, a California limited partnership
63.	Western Palo Alto II Investors, a California limited partnership
64.	Irvington Square Associates, a California limited partnership
65.	Western Seven Trees Investors, a California limited partnership
66.	Western Las Hadas Investors, a California limited partnership
67.	San Pablo Medical Investors, LTD, a California limited partnership
68.	Gilroy Associates, a California limited partnership
69.	The Oakbrook Company, a Ohio limited partnership
70.	Pine Grove Apartment Fund, LTD, a California limited partnership
71.	Valley Park Apartments, LTD, a California limited partnership
72.	Fairhaven Apartment Fund, LTD, a California limited partnership
73.	K-H Properties, a California limited partnership
74.	Villa Angelina Apartment Fund, LTD, a California limited partnership
75.	Essex Camarillo Oaks 789, L.P., a California limited partnership
76.	Essex Emerald Ridge, L.P., a California limited partnership
77.	Essex Evergreen Heights, L.P., a California limited partnership
78.	Essex Sammamish View, L.P., a California limited partnership
79.	Essex Wharfside Pointe, L.P., a California limited partnership
80.	Essex CAL-WA, L.P., a California limited partnership
81.	Essex Marina City Club, L.P., a California limited partnership
82.	Essex Muir Terrace, L.P., a California limited partnership
83.	Essex Fountain Park Apartments, L.P., a California limited partnership
84.	Essex SPE, LLC, a Delaware limited liability company
85.	Essex MCC, LLC, a Delaware limited liability company
86.	Essex FPA, LLC, a Delaware limited liability company
87.	Essex MTA, LLC, a Delaware limited liability company
88.	Essex Excess Assets TRS, Inc., a Delaware corporation
89.	Essex The Pointe, L.P., a California limited partnership
90.	Essex Tierra Vista, L.P., a California limited partnership
91.	Essex Green Valley, L.P., a California limited partnership
92.	Essex Apartment Value Fund II, L.P., a Delaware limited partnership
93.	Essex VFGP II, L.P., a Delaware limited partnership
94.	Essex Vista Belvedere, L.P., a California limited partnership
95.	Essex Carlmont Woods Apartments, L.P., a California limited partnership
96.	Essex Harbor Cove Apartments, L.P., a California limited partnership
97.	Essex Parcwood Apartments, L.P., a California limited partnership
98.	Essex Marbrisa Long Beach, L.P., a California limited partnership
99.	Essex Regency Tower Apartments, L.P., a California limited partnership
100.	Essex Marina City Club, LLC, a Delaware limited liability company
101.	Essex Northwest Gateway, LLC, a Delaware limited liability company
102.	Essex VFGP II, Inc., a Delaware corporation
103.	Essex Lake Merritt, Inc., a California corporation
104.	Essex Brighton Ridge, L.P., a California limited partnership
105.	Essex Canyon Pointe, L.P., a California limited partnership
106.	Essex Tower 801 Apartments, L.P., a California limited partnership

107.	Essex Echo Ridge Apartments, L.P., a California limited partnership
108.	Essex Morning Run Apartments, L.P., a California limited partnership
109.	Essex Enclave Apartments, L.P., a California limited partnership
110.	Essex Fairwood Pond, L.P., a California limited partnership
111.	Park Hill, LLC, a Washington limited liability company
112.	Essex Park Boulevard, LLC, a Delaware limited liability company
113.	MDR Tower, LLC, a Delaware limited liability company
114.	Essex NBN SPE, LLC, a Delaware limited liability company
115.	Essex Gateway Management, LLC, a California limited liability company
116.	Essex Eastridge, Inc., a California corporation
117.	Essex Tracy Development, Inc., a California corporation
118.	Essex Property Financial Corporation, a California corporation
119.	Northwest Gateway Apartments, L.P., a California limited partnership
120.	Essex Eastlake Union , L.P., a California limited partnership
121.	Essex Radford, L.P., a California limited partnership
122.	Essex Davey Glen Apartments, L.P., a California limited partnership
123.	Essex Renaissance Apartments, L.P., a California limited partnership
124.	Essex Topanga Canyon, L.P., a California limited partnership
125.	Essex Alderwood Park Apartments, L.P., a California limited partnership
126.	Essex View Pointe, LLC, a Delaware corporation
127.	Essex Alamo, LLC, a Delaware corporation
128.	Essex Broadway, LLC, a Washington corporation
129.	Essex Radford, Inc., a California corporation
130.	View Pointe Homeowners Association, a Washington corporation
131.	Essex Camino, Inc., a Delaware corporation